EXECUTION VERSION

FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT
This FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is entered into as of July 25, 2017, by and among Teradata Corporation, a Delaware corporation (the “Borrower”), each undersigned lender under the Revolving Credit Agreement referenced below (each, a “Consenting Lender”) and Bank of America, N. A., as administrative agent for the Lenders under the Revolving Credit Agreement referenced below (in such capacity, the “Administrative Agent”).
RECITALS
A.    The Borrower, the Administrative Agent and certain financial institutions are party to that certain Revolving Credit Agreement dated as of March 25, 2015 (as previously amended, the “Revolving Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Revolving Credit Agreement.
B.    The Borrower has requested that the Consenting Lenders party hereto amend the terms of the Revolving Credit Agreement as set forth below.
C    The Borrower, the Administrative Agent and the undersigned Consenting Lenders wish to amend the Revolving Credit Agreement on the terms and conditions set forth below.
D.    Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
1.    Amendments to Revolving Credit Agreement. Upon the Effective Date (as defined below) the Revolving Credit Agreement is hereby amended as follows:
(a)    Section 1.01 of the Revolving Credit Agreement shall be amended by deleting the current definition of “Consolidated EBITDA” in its entirety and inserting the following defined term in alphabetical order:
“Consolidated EBITDA” means, for any trailing twelve month (or other specified) measurement period, the net income (loss) of the Borrower and the Subsidiaries for such period plus (a) to the extent deducted in computing such consolidated net income and without duplication, the sum of (i) income tax expense, (ii) Consolidated Cash Interest Expense, (iii) depreciation and amortization expense, (iv) extraordinary losses during such measurement period and nonrecurring noncash charges during such period (provided that any cash expenditure in respect of any such noncash charge will be deducted in computing Consolidated EBITDA for a period in which such expenditure is made), (v) non-cash stock option and other equity-based employee compensation expense, and (vi) solely for any measurement period including one or more of the fiscal quarters specified in sub-clauses (A) and (B) of this clause (vi), the amount of any Acquisition, integration, reorganization and transformation related costs deducted (and not added back) in such measurement period in computing Consolidated Net Income in each applicable fiscal quarter included in such measurement period (as set forth in the Borrower’s earnings press release for the fiscal quarter): (A) previously reported in such earnings press releases for each of the fiscal quarters ending June 30, 2016, September 30, 2016, December 31, 2016, and March 31, 2017, and (B) an additional amount for each of the fiscal quarters ending June 30, 2017, September 30, 2017 and December 31, 2017 that, when added to the amounts referred to in sub-clause (A), does not exceed $40,000,000 in the aggregate, minus (b) to the extent added in computing such consolidated net income and without duplication, the sum of (i) income tax benefit and (ii) extraordinary or nonrecurring gains during such period, all as determined on a consolidated basis in accordance with GAAP.
2.    Representations and Warranties of the Borrower. The Borrower represents and warrants that on and as of the Effective Date:
(a)    the execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and this Amendment (and the Revolving Credit Agreement as amended hereby) is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(b)    after giving effect hereto, each of the representations and warranties of the Borrower and each other Loan Party contained in Article III of the Revolving Credit Agreement or in any other Loan Document are true and correct on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date; and
(c)    no Default has occurred and is continuing.
3.    Effective Date. This Amendment shall become effective on the date (the “Effective Date”) upon which all of the following conditions have been satisfied:
(a)    the execution and delivery hereof by the Borrower, the Administrative Agent and Consenting Lenders constituting at least Required Lenders; and
(b)    the execution and delivery by the Guarantors of an Affirmation of Guaranty in the form of Exhibit A attached hereto.
4.    Reference to and Effect upon the Revolving Credit Agreement.
(a)    Except as specifically amended above, the Revolving Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Each party to the Loan Documents shall hereafter have and perform the obligations, and be entitled to the rights and remedies, applicable to it pursuant to the terms and conditions of the Loan Documents as amended hereby.

(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Revolving Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Revolving Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Revolving Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import, or in the Revolving Loan Agreement or any other Loan Document to “Revolving Credit Agreement”, “Credit Agreement”, “thereunder”, “thereof”, “therein” (in reference to the “Revolving Credit Agreement” or the “Credit Agreement”) or words of similar import shall mean and be a reference to the Revolving Credit Agreement as amended hereby.
5.    Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.03 of the Revolving Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of counsel (including the allocated costs and expenses of in-house counsel) for the Administrative Agent with respect thereto.
6.    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
7.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
8.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, pdf or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.
[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.
TERADATA CORPORATION, as Borrower
By: /s/ Laura Jividen
Name: Laura Jividen
Title: VP, Tax & Treasury
BANK OF AMERICA, N.A., as Administrative Agent
By: /s/ Bridgett J. Manduk Mowry

Name: Bridgett J. Manduk Mowry
Title: Vice President

BANK OF AMERICA, N.A.,
as a Consenting Lender
By: /s/ Molly Daniello
Name: Molly Daniello
Title: Vice President

The Bank of Tokyo-Mitsubishi UFJ, Ltd. As a Consenting Lender
By: /s/ Matthew Antioco
Name: Matthew Antioco
Title: Director

CITIBANK, N.A.,
as a Consenting Lender
By: /s/ James Walsh
Name: James Walsh
Title: Managing Director and Vice President

HSBC Bank USA, N.A.,
as a Consenting Lender
By: /s/ Devin Moore
Name: Devin Moore
Title: Vice President

JPMORGAN CHASE BANK N.A.,
as a Consenting Lender
By: /s/ Justin Burton
Name: Justin Burton
Title: Vice President

Wells Fargo Bank, N.A.,
as a Consenting Lender
By: /s/ Lacy Houstoun
Name: Lacy Houstoun
Title: Director
U.S. BANK NATIONAL ASSOCIATION,
as a Consenting Lender
By: /s/ Matt S. Scullin
Name: Matt S. Scullin
Title: Vice President

Standard Chartered Bank,
as a Consenting Lender
By: /s/ Daniel Mattern
Name: Daniel Mattern
Title: Associate Director
Standard Chartered Bank

EXHIBIT A
AFFIRMATION OF GUARANTY
July 25, 2017
Each of the undersigned (the “Guarantors”) hereby (a) acknowledges receipt of a copy of that certain Fourth Amendment to Revolving Credit Agreement, dated as of the date hereof (the “Amendment”), relating to the Revolving Credit Agreement, dated as of March 25, 2015 (as amended prior to the date hereof, the “Revolving Credit Agreement”) referred to therein, (b) consents to the Amendment and each of the transactions referenced therein, (c) reaffirms its obligations under the Guaranty and (d) agrees that all references therein or in any other Loan Document to the “Revolving Credit Agreement” shall mean and be a reference to the Revolving Credit Agreement as amended by the Amendment. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Revolving Credit Agreement, as amended by the Amendment. Although the Guarantors have been informed of the matters set forth herein and have acknowledged and consented to same, each Guarantor understands that neither the Administrative Agent nor any Lender has any obligation to inform the Guarantors of such matters in the future or to seek any Guarantor’s acknowledgment or consent to future amendments or waivers, and nothing herein shall create such a duty.
[signature page follows]
TERADATA INTERNATIONAL, INC., a Delaware corporation

By: /s/ Laura Jividen
Name: Laura Jividen
Title: VP, Tax & Treasury

TERADATA OPERATIONS, INC., a Delaware corporation

By: /s/ Laura Jividen
Name: Laura Jividen
Title: VP, Tax & Treasury

TERADATA US, INC., a Delaware corporation

By: /s/ Laura Jividen
Name: Laura Jividen
Title: VP, Tax & Treasury

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